FIRST FOCUS FUNDS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                        SUPPLEMENT DATED NOVEMBER 7, 2001
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH SUCH STATEMENT OF ADDITIONAL INFORMATION.

The paragraph titled "SECURITIES OF OTHER INVESTMENT COMPANIES" under the section titled "INVESTMENT OBJECTIVES, POLICIES, AND RISKS" is deleted in its entirety and replaced with the following:

SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of these Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest, may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by that Fund and, therefore, will be borne directly by shareholders.

In addition, the following paragraph is added to the section titled "MANAGEMENT OF THE COMPANY", paragraph titled "PORTFOLIO TRANSACTIONS":

Each Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, a Fund's adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of a Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, a Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, company fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitation, the adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the adviser.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE